Leases	6 Months Ended
Apr. 30, 2024
Leases [Abstract]
LEASES

NOTE 12 – LEASES

The Company has one operating lease for its corporate office and retail store. The current lease agreement is for the period from August 1, 2021 to July 31, 2026. The Company does not expect to receive the subsidy from PRC government as the Company may not meet the requirement of paying RMB 20 million in income taxes to the government, therefore the specific deferred government subsidy was not recognized.

Operating lease right-of-use assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. The discount rate used to calculate present value is incremental borrowing rate or, if available, the rate implicit in the lease. The Company determines the incremental borrowing rate for each lease based primarily on its lease term in PRC which is approximately 4.75%.

Operating lease expenses of the office and retail store were $88,754 and $83,306 for the six months ended April 30, 2024 and 2023, respectively.

The components of lease expense and supplemental cash flow information related to the lease for the period are as follows:

Six Months Ended
April 30, 2024
Lease Cost
Operating lease cost (included in general and administrative expenses and cost in the Company’s statement of operations)	$88,754

Other Information
Cash paid for amounts included in the measurement of lease liabilities	$88,754
Weighted average remaining lease term – operating leases (in years)	2.25
Average discount rate – operating lease	4.75%

The supplemental balance sheet information related to the lease is as follows:

	April 30,	October 31,
	2024	2023
Operating lease
Right-of-use assets	$398,026	$473,246

Operating lease liabilities	$339,227	$327,794

The undiscounted future minimum lease payment schedule as follows:

For the fiscal years ended October 31,	Amounts
2024 (six months from May 1, 2024 to October 31, 2024)	$88,199
2025	176,398
2026	74,630
Total	$339,227